Execution Version
FIFTH AMENDMENT AGREEMENT, dated as of March 8, 2021 (this “Amendment”), to Second Amended and Restated Credit Agreement, dated as of February 15, 2017, as amended by Amendment No. 1, dated as of November 22, 2017, as amended by the Joinder And Amendment Agreement dated as of June 4, 2019, as amended by Amendment No. 3, dated as of October 3, 2019, as amended by Joinder and Fourth Amendment Agreement, dated as of August 10, 2020 (and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among DESERT NEWCO, LLC, a Delaware limited liability company (“Holdings”), GO DADDY OPERATING COMPANY, LLC, a Delaware limited liability company and GD FINANCE CO, INC., a Delaware corporation (collectively, the “Borrowers”) the lending institutions from time to time parties thereto (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”), BARCLAYS BANK PLC, as, the Administrative Agent (the “Administrative Agent”), the Collateral Agent, the Swingline Lender and a Letter of Credit Issuer. Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended hereby).
WHEREAS, Section 13.1 of the Credit Agreement permits amendments with the written consent of the Administrative Agent, Holdings, the Borrowers and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche (“Replacement Term Loans”) thereunder;
WHEREAS, the Borrowers desire to create a new tranche of term loans consisting of Tranche B-4 Term Loans (as defined in Section 1 hereto) pursuant to amendments authorized by Section 13.1 of the Credit Agreement which Tranche B-4 Term Loans shall, except with respect to the definition of “Applicable Margin” and Section 5.1(b), have identical terms as the Tranche B-3 Term Loans (the “Existing Tranche B-3 Term Loans”) and shall be in a like principal amount as the outstanding Existing Tranche B-3 Term Loans and the proceeds of which will be used to refinance all of the Existing Tranche B-3 Term Loans all as more fully set forth in Section 1;
WHEREAS, upon the effectiveness of this Amendment, each Lender holding Existing Tranche B-3 Term Loans (an “Existing Tranche B-3 Term Loan Lender”) that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent to Fifth Amendment Agreement”) under the “Cashless Settlement Option” (each, a “Cashless Option Tranche B-4 Lender”) shall be deemed to have exchanged all of its Existing Tranche B-3 Term Loans (which Existing Tranche B-3 Term Loans shall thereafter no longer be deemed to be outstanding) for Tranche B-4 Term Loans in the same aggregate principal amount as such Existing Tranche B-3 Term Loan Lender’s Existing Tranche B-3 Term Loans (or such lesser amount as determined by the Fifth Amendment Agreement Arrangers (as defined below)), and such Existing Tranche B-3 Term Loan Lender shall thereafter become a Tranche B-4 Term Loan Lender;
WHEREAS, upon the effectiveness of this Amendment, each Additional Tranche B-4 Term Loan Lender will make Additional Tranche B-4 Term Loans to the Borrowers in Dollars in the amount set forth next to its name on Schedule I hereto (the “Fifth Amendment Agreement Allocation Schedule”), the proceeds of which will be used by the Borrowers to repay in full the outstanding principal amount of Existing Tranche B-3 Term Loans that are not exchanged for Tranche B-4 Term Loans, as well as prepay Existing Tranche B-3 Term Loans from Existing Tranche B-3 Term Loan Lenders that execute and deliver a Consent to Fifth Amendment Agreement under the “Post-Closing Settlement Option” (each, a “Post-Closing Option Tranche B-4 Lender”); and the Borrowers shall pay to each Existing Tranche B-3 Term Loan Lender all accrued and unpaid interest on the Existing Tranche B-3 Term Loans to, but not including, the date of effectiveness of this Amendment; and

WHEREAS, Barclays Bank PLC, JPMorgan Chase Bank, N.A (acting through such of its affiliates or branches as it deems appropriate), BofA Securities, Inc. (or any of its affiliates designated to act in such capacity), Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, HSBC Securities (USA) Inc., RBC Capital Markets, Societe Generale and Wells Fargo Securities, LLC are joint lead arrangers and joint bookrunners for the Fifth Amendment Agreement and the Tranche B-4 Term Loans (the “Fifth Amendment Agreement Arrangers”);
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. The Credit Agreement is hereby amended effective as of the Fifth Amendment Effective Date as follows:
(a)The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“Additional Tranche B-4 Term Loan” shall mean a Term Loan in Dollars that is made pursuant to Section 2.1(f)(ii) on the Fifth Amendment Effective Date.
“Additional Tranche B-4 Term Loan Commitment” shall mean, with respect to an Additional Tranche B-4 Term Loan Lender, the commitment of such Additional Tranche B-4 Term Loan Lender to make Additional Tranche B-4 Term Loans on the Fifth Amendment Effective Date, in an amount set forth on the Fifth Amendment Agreement Allocation Schedule. The aggregate amount of the Additional Tranche B-4 Term Loan Commitments shall equal the outstanding principal amount of Existing Tranche B-3 Term Loans of Non-Consenting Existing Tranche B-3 Term Loan Lenders and Existing Tranche B-3 Term Loans of Post-Closing Option Tranche B-4 Lenders.
“Additional Tranche B-4 Term Loan Lender” shall mean a Person with an Additional Tranche B-4 Term Loan Commitment on the Fifth Amendment Effective Date.
“Fifth Amendment Agreement” shall mean Fifth Amendment Agreement to this Agreement dated as of the Fifth Amendment Effective Date.
“Fifth Amendment Agreement Allocation Schedule” shall mean the Additional Tranche B-4 Term Loans to the Borrowers in Dollars made by each Additional Tranche B-4 Term Loan Lender in the amount set forth next to its name on Schedule I to the Fifth Amendment Agreement.
“Fifth Amendment Agreement Arrangers” shall have the meaning provided in the Fifth Amendment Agreement.
“Fifth Amendment Effective Date” shall mean March 8, 2021, the first Business Day on which all conditions precedent set forth in Section 3 of Fifth Amendment Agreement are satisfied.

“Cashless Option Tranche B-4 Lender” shall mean each Existing Tranche B-3 Term Loan Lender that has executed and delivered a Consent to Fifth Amendment Agreement under the “Cashless Settlement Option.”
“Consent to Fifth Amendment Agreement” shall mean a Consent to Fifth Amendment Agreement substantially in the form of Exhibit A attached thereto.
“Existing Tranche B-3 Term Loan” shall have the meaning provided in Fifth Amendment Agreement.
“Existing Tranche B-3 Term Loan Lender” shall have the meaning provided in Fifth Amendment Agreement.
“Joint Lead Arrangers and Bookrunners” shall mean BARCLAYS BANK PLC, DEUTSCHE BANK SECURITIES INC., CITIGROUP, RBC CAPITAL MARKETS, JPMORGAN CHASE BANK, N.A., HSBC SECURITIES (USA) INC., SG AMERICAS SECURITIES, LLC, the Amendment No. 1 Arrangers, the Amendment No. 2 Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 4 Arranger and the Fifth Amendment Agreement Arrangers.
“Non-Consenting Existing Tranche B-3 Term Loan Lender” shall mean each Existing Tranche B-3 Term Loan Lender that did not execute and deliver a Consent to Fifth Amendment Agreement on or prior to the Fifth Amendment Effective Date.
“Post-Closing Option Tranche B-4 Lender” shall mean each Existing Tranche B-3 Term Loan Lender that has executed and delivered a Consent to Fifth Amendment Agreement under the “Post-Closing Settlement Option.”
    “Tranche B-4 MFN Protection” shall have the meaning set forth in the proviso to Section 2.14(d)(iii).
“Tranche B-4 Term Loan” shall mean, collectively, (i) a Term Loan in Dollars made pursuant to Section 2.1(f)(i) on the Fifth Amendment Effective Date and (ii) each Additional Tranche B-4 Term Loan.
“Tranche B-4 Term Loan Commitment” shall mean, with respect to a Cashless Option Tranche B-4 Lender, the agreement of such Cashless Option Tranche B-4 Lender to exchange its Existing Tranche B-3 Term Loans for an equal aggregate principal amount of Tranche B-4 Term Loans (or such lesser amount as determined by the Fifth Amendment Agreement Arrangers) on the Fifth Amendment Effective Date, as evidenced by such Existing Tranche B-3 Term Loan Lender executing and delivering Fifth Amendment Agreement.
“Tranche B-4 Term Loan Lender” shall mean, collectively, (i) each Existing Tranche B-3 Term Loan Lender that executes and delivers a Consent to Fifth Amendment Agreement on or prior to the Fifth Amendment Effective Date and (ii) each Additional Tranche B-4 Term Loan Lender.
“Tranche B-4 Term Loan Repayment Amount” shall have the meaning set forth in Section 2.5(b).

“Tranche B-4 Term Loan Maturity Date” shall mean August 10, 2027 or, if such date is not a Business Day, the immediately preceding Business Day.
(b)Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety:
“Tranche B-3 MFN Protection” shall have the meaning set forth in the proviso to Section 2.14(d)(iii).
    “Tranche B-3 Term Loan Commitments” shall have the meaning provided in Amendment No. 4.
    “Tranche B-3 Term Loan Lender” shall have the meaning provided in Amendment No. 4.
    “Tranche B-3 Term Loan Repayment Amount” shall have the meaning set forth in Section 2.5(b).
    “Tranche B-3 Term Loans” shall have the meaning provided in Amendment No. 4.
    “Tranche B-3 Term Loan Maturity Date” shall mean August 10, 2027 or, if such date is not a Business Day, the immediately preceding Business Day.
(c)Section 1.1 of the Credit Agreement is hereby amended by deleting clause (a) of the definition of “Applicable Margin” contained therein in its entirety and replacing it with the following:
“(1) for LIBOR Loans that are Tranche B-2 Term Loans, 1.75%, (2) for LIBOR Loans that are Tranche B-4 Term Loans, 2.00%, (3) for ABR Loans that are Tranche B-2 Term Loans, 0.75% and (4) for ABR Loans that are Tranche B-4 Term Loans, 1.00%”
(d)Section 2.1 of the Credit Agreement is hereby amended by adding the following clause (g) to such Section:
“(g)    (i) Subject to and upon the terms and conditions herein set forth, each Cashless Option Tranche B-4 Lender severally agrees to exchange its Existing Tranche B-3 Term Loan for a like principal amount of Tranche B-4 Term Loans (or such lesser amount as determined by the Fifth Amendment Agreement Arrangers) on the Fifth Amendment Effective Date. Notwithstanding anything to the contrary contained herein, the Interest Period then in effect (and the LIBOR Rate thereunder) prior to any exchange of Existing Tranche B-3 Term Loans for Tranche B-4 Term Loans shall remain in effect following any such exchange.
(ii) Subject to and upon the terms and conditions herein set forth, each Additional Tranche B-4 Term Loan Lender severally agrees to make Additional Tranche B-4 Term Loans in Dollars to the Borrowers on the Fifth Amendment Effective Date in a principal amount not to exceed its Additional Tranche B-4 Term Loan Commitment on the Fifth Amendment Effective Date. The Borrowers shall prepay all Existing Tranche B-3 Term Loans of Non-Consenting Existing Tranche B-3 Term Loan Lenders and Post-Closing Option Tranche B-4 Lenders with the gross proceeds of the Additional Tranche B-4 Term Loans. The Interest Period then in effect (and the LIBOR Rate thereunder) for the Existing Tranche B-3 Term Loans of Non-Consenting Existing Tranche B-3 Term

Loan Lenders and Post-Closing Option Tranche B-4 Lenders shall remain in effect for the Additional Tranche B-4 Term Loans following any such repayment.
(iii) The Borrowers shall pay all accrued and unpaid interest on the Existing Tranche B-3 Term Loans to the Existing Tranche B-3 Term Loan Lenders to, but not including, the Fifth Amendment Effective Date on such Fifth Amendment Effective Date.
(iv) The Tranche B-4 Term Loans shall have the same terms as the Existing Tranche B-3 Term Loans as set forth in the Credit Agreement and Credit Documents, except as modified by Fifth Amendment Agreement. For avoidance of doubt, the Tranche B-4 Term Loans, except as set forth in Fifth Amendment Agreement, shall have the same rights and obligations under this Agreement and the other Credit Documents as the Existing Tranche B-3 Term Loans.”
(e)Section 2.5(b) of the Credit Agreement is hereby amended by deleting the last sentence therein in its entirety and replacing it with the following:
“The Borrowers shall make principal payments on the Tranche B-4 Term Loans (x) on the last Business Day of each fiscal quarter of the Borrowers, commencing with the fiscal quarter ending closest to March 31, 2021, a principal amount in respect of each of the Tranche B-4 Term Loans equal to 0.25% of the outstanding principal amount of Tranche B-4 Term Loans made on the Fifth Amendment Effective Date and (y) on the Tranche B-4 Term Loan Maturity Date, any remaining outstanding principal amount of Tranche B-4 Term Loans (each, a “Tranche B-4 Term Loan Repayment Amount”).”
(f)Section 5.1(b) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:
“(b)    In the event that, on or prior to the six-month anniversary of the Fifth Amendment Effective Date, the Borrowers (i) make any prepayment of Tranche B-4 Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Tranche B-4 Term Loans or (ii) effect any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Tranche B-4 Term Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Tranche B-4 Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable Tranche B-4 Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”
(g)Section 5.2 of the Credit Agreement is hereby amended by adding the following clause (h) to such Section:
“(h)    Notwithstanding anything to the contrary contained in Section 5.1 and this Section 5.2, 100% of the proceeds of all Additional Tranche B-4 Term Loans shall be used to repay Existing Tranche B-3 Term Loans of the Non-Consenting Existing Tranche B-3 Term Loan Lenders and Post-Closing Option Tranche B-4 Lenders.”

(h)Section 9.13(a) of the Credit Agreement is hereby amended by replacing the last sentence with the following:
“Any proceeds of the Tranche B-4 Term Loans shall be applied on the Fifth Amendment Effective Date to prepay Existing Tranche B-3 Term Loans of Non-Consenting Existing Tranche B-3 Lenders and Post-Closing Option Tranche B-4 Lenders in full.”
(i)All references to “Tranche B-3 MFN Protection”, “Tranche B-3 Term Loan”, “Tranche B-3 Term Loan Commitment”, “Tranche B-3 Term Loan Lender”, “Tranche B-3 Term Loan Repayment Amount”, “Tranche B-3 Term Loan Maturity Date” (except any such references appearing in the preamble to the Credit Agreement) in the Credit Agreement and the Credit Documents shall be deemed to be references to “Tranche B-4 MFN Protection”, “Tranche B-4 Term Loan”, “Tranche B-4 Term Loan Commitment”, “Tranche B-4 Term Loan Lender”, “Tranche B-4 Term Loan Repayment Amount”, “Tranche B-4 Term Loan Maturity Date”, respectively.
(j)(a) The Additional Tranche B-4 Term Loan Commitments shall not be treated as New Term Loan Commitments as such term is defined in Section 2.14(a) of the Credit Agreement; (b) the Additional Tranche B-4 Term Loans shall not be treated as New Term Loans as such term is defined in Section 2.14(c) of the Credit Agreement; (c) the Additional Tranche B-4 Term Loan Lenders shall not be treated as New Term Loan Lenders as such term is defined in Section 2.14(c) of the Credit Agreement; and (d) clauses (m) and (n) of Section 1 of this Amendment shall not apply where the context clearly requires otherwise.
(k)The Lenders party hereto (or party to a Consent to Fifth Amendment Agreement) waive the payment of any breakage loss or expense under Section 2.11 of the Credit Agreement in connection with the repayment of Existing Tranche B-3 Term Loans on the Fifth Amendment Effective Date.
Section 2.Representations and Warranties. Each Credit Party represents and warrants to the Lenders as of the Fifth Amendment Effective Date that:
(a)Each Credit Party has taken all necessary organizational action to authorize the execution and delivery of this Amendment.
(b)Each Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.
(c)The execution, delivery and performance by each Credit Party of this Amendment, will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.
(d)Before and after giving effect to this Amendment, the representations and warranties made by any Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date.
(e)At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(f)As of the Fifth Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
Section 3.Conditions to Effectiveness of Amendment. This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:
(a)The Administrative Agent shall have received (i) from each Existing Tranche B-3 Term Loan Lender with a Tranche B-4 Term Loan Commitment and from Additional Tranche B-4 Term Loan Lenders having Additional Tranche B-4 Term Loan Commitments equal in principal amount to the amount of Existing Tranche B-3 Term Loans held by Non-Consenting Existing Tranche B-3 Term Loan Lenders and Post-Closing Option Tranche B-4 Lenders, (ii) from the Administrative Agent, (iii) from the Required Lenders and (iv) from the Borrowers and each Guarantor, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b)The Borrowers shall have paid to all Existing Tranche B-3 Term Loan Lenders on the Fifth Amendment Effective Date, simultaneously with the making of Tranche B-4 Term Loans under the Credit Agreement, all accrued and unpaid interest on the Existing Tranche B-3 Term Loans to, but not including, the Fifth Amendment Effective Date;
(c)The Administrative Agent shall have received the executed legal opinion of Wilson Sonsini Goodrich & Rosati, special counsel to the Borrowers. The Borrowers, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;
(d)The Borrowers shall have paid (i) the Agents the fees in the amounts previously agreed in writing to be received on the Fifth Amendment Effective Date, and (ii) the Administrative Agent and the Fifth Amendment Agreement Arrangers as applicable, all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Fifth Amendment Agreement Arrangers) of the Administrative Agent and the Fifth Amendment Agreement Arrangers, as applicable, for which invoices have been presented prior to the Fifth Amendment Effective Date;

(e)At the time of and immediately after giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing.
(f)The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Properties (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrowers and the applicable Credit Party relating thereto) and, if any such Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, evidence of flood insurance to the extent required pursuant to the Credit Agreement all by the Fifth Amendment Effective Date;
(g)The Administrative Agent shall have received the results of (i) searches of the Uniform Commercial Code filings (or equivalent filings) and (ii) bankruptcy, judgment, tax and intellectual property lien searches, made with respect to the Credit Parties in the states of formation of such Person, together with (in the case of clause (i)) copies of the financing statements (or similar documents) disclosed by such search;
(h)The Administrative Agent (or its counsel) shall have received (i) (A) a certificate of each of Holdings and the Borrowers, dated the Fifth Amendment Effective Date, substantially in the form of Exhibit G to the Credit Agreement, with appropriate insertions, executed by any Authorized Officer (or in the case of Holdings any Director or authorized agent of Holdings) and the Secretary or any Assistant Secretary of Holdings or the Borrowers (or in the case of Holdings any Director or authorized agent of Holdings), as applicable, and attaching the documents referred to in the following clause (B), and (B) (x) a copy of the resolutions of the board of directors or other managers of Holdings and the Borrowers (or a duly authorized committee thereof) authorizing (I) the execution, delivery, and performance of this Amendment (and any agreements relating thereto) to which it is a party and (II) in the case of the Borrowers, the extensions of credit contemplated hereunder, (y) the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of Holdings and the Borrowers and (z) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of Holdings and the Borrowers executing the Credit Documents to which it is a party or (ii) a certificate of Holdings on behalf of each Borrower, dated the Fifth Amendment Effective Date and executed by an Authorized Officer of Holdings, certifying that, except as otherwise indicated therein, there have been no amendments, supplements or modifications since the Closing Date to the documents delivered on the Closing Date pursuant to Sections 6.3 and 6.4 of the Credit Agreement;
(i)Each Lender that so requests and the Administrative Agent shall have received (and shall be reasonably satisfied with) (i) at least two (2) days prior to the Fifth Amendment Effective Date, such documentation and information as is reasonably requested in writing at least seven (7) Business Days prior to the Fifth Amendment Effective Date by the Administrative Agent about the Credit Parties to the extent the Administrative Agent and Holdings in good faith mutually agree is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and (ii) at least three (3) Business Days prior to the Fifth Amendment Effective Date, from each Borrower, if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower; and

(j)The Administrative Agent shall have received a certificate from the Chief Executive Officer, President, the Chief Financial Officer, the Treasurer, the Vice President-Finance, or any other senior financial officer of Holdings or the Borrowers to the effect that after giving effect to the Fifth Amendment Agreement, Holdings on a consolidated basis with the Restricted Subsidiaries is Solvent; and
(k)The Administrative Agent shall have received a Notice of Borrowing with respect to the Tranche B-4 Term Loans.
Section 4.Agreements. Holdings hereby agrees to take, and cause the other applicable Credit Parties to take, the actions listed on Schedule II to Fifth Amendment Agreement within 90 days of the Fifth Amendment Effective Date (or such later date as the Administrative Agent in its reasonable discretion may agree).
Section 5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
Section 6.Governing Law; Submission to Jurisdiction; Waivers, Waivers of Jury Trial. The applicable law, submission to jurisdiction and waiver provisions set forth in Sections 13.12, 13.13 and 13.15 of the Credit Agreement shall apply to this Fifth Amendment Agreement, mutatis mutandis.
Section 7.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 8.Effect of Amendment.
(a)This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each Credit Party hereby consents to Fifth Amendment Agreement and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Credit

Documents to which it is party, and agrees that, after giving effect to this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to secure the Obligations (including, without limitation, the Tranche B-4 Term Loans). For the avoidance of doubt, on and after the Fifth Amendment Effective Date, this Amendment shall for all purposes constitute a Credit Document.
(b)Each Additional Tranche B-4 Term Loan Lender party hereto (i) confirms that it has received a copy of the Credit Agreement, this Fifth Amendment Agreement and the other Credit Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fifth Amendment Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Agent or any other Additional Tranche B-4 Term Loan Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.  Upon the Fifth Amendment Effective Date, the undersigned Additional Tranche B-4 Term Loan Lender shall become a Lender under the Credit Agreement and shall have the respective Additional Tranche B-4 Term Loan Commitment set forth next to its name on the Fifth Amendment Agreement Allocation Schedule. In addition, if an Existing Tranche B-3 Term Loan Lender has exercised its “Cashless Settlement Option” or the “Post-Closing Settlement Option” pursuant to their Consent to Fifth Amendment Agreement, the amount of such Existing Tranche B-3 Term Loan Lender’s participation in the Tranche B-4 Term Loans may be less than 100% of the principal amount of such Existing Tranche B-3 Term Loan Lender’s Existing Tranche B-3 Term Loans, based on the Fifth Amendment Agreement Arrangers’ allocation of the Tranche B-4 Term Loans.
Section 9.Tax Matters. The parties hereto shall treat all the Tranche B-4 Term Loans (including the Additional Tranche B-4 Term Loans) as one fungible tranche for U.S. federal and applicable state and local income tax purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GO DADDY OPERATING COMPANY, LLC
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

GD FINANCE CO, INC.
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Director

DESERT NEWCO, LLC
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

GODADDY.COM, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

WILD WEST DOMAINS, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

SPECIAL DOMAIN SERVICES, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

DOMAINS BY PROXY, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

BLUE RAZOR DOMAINS, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

STARFIELD TECHNOLOGIES, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

GO AUSTRALIA DOMAINS, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

GO CANADA DOMAINS, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

GO FRANCE DOMAINS, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

GO MONTENEGRO DOMAINS, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

GO CHINA DOMAINS, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

GO DADDY EAST, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

AFTERNIC SERVICES, LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Executive Vice President

NAMEFIND LLC
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Chief Legal Officer, Corporate Secretary & Executive Vice President

CALLCATCHERS INC.
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Director & Secretary

GODADDY MEDIA TEMPLE INC.
as a Guarantor
By:	/s/ Nima Jacobs Kelly
	Name:	Nima Jacobs Kelly
	Title:	Director & Secretary

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent
By:	/s/ Sean Duggan
	Name:	Sean Duggan
	Title:	Vice President

BARCLAYS BANK PLC, as Additional Tranche B-4 Term Loan Lender
By:	/s/ Sean Duggan
	Name:	Sean Duggan
	Title:	Vice President

1

Schedule I

Additional Tranche B-4 Term Loan Lender	Additional Tranche B-4 Term Loan Commitment	Notice address
Barclays Bank PLC	$142,849,948.69	Barclays Bank PLC Bank Debt Management Group 745 Seventh Avenue New York, NY 10019 Attn: Go Daddy - Portfolio Manager: May Huang
TOTAL	$142,849,948.69

I-1

Schedule II
Action to be taken within 90 days of the Fifth Amendment Effective Date unless otherwise noted
(or such later date as the Administrative Agent in its reasonable discretion may agree)
1.    A title search for the applicable real property encumbered by a Mortgage, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such title search that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage; and
either:
A)    a favorable opinion, addressed to the Administrative Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:
i)    the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and
ii)    no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or
B)    such other documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, without limitation:
i)    an amendment to the existing Mortgage (the “Mortgage Amendment”) duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;
ii)    a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment, and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and
II-1

iii)    evidence of payment by the Borrowers of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above.
II-2

Exhibit A
CONSENT TO FIFTH AMENDMENT AGREEMENT
[ ], 2021
CONSENT (this “Consent to Fifth Amendment Agreement”) to Fifth Amendment Agreement (“Amendment”) to Second Amended and Restated Credit Agreement, dated as of February 15, 2017, as amended by Amendment No. 1, dated as of November 22, 2017, as amended by the Joinder And Amendment Agreement dated as of June 4, 2019, as amended by Amendment No. 3, dated as of October 3, 2019 and as further amended by Joinder and Fourth Amendment Agreement, dated as of August 10, 2020 (and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among DESERT NEWCO, LLC, a Delaware limited liability company (“Holdings”), GO DADDY OPERATING COMPANY, LLC, a Delaware limited liability company and GD FINANCE CO, INC., a Delaware corporation (collectively, the “Borrowers”) the lending institutions from time to time parties thereto (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”), BARCLAYS BANK PLC, as the Administrative Agent, the Collateral Agent, the Swingline Lender, and a Letter of Credit Issuer. Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended hereby).
Existing Lenders of Term Loans
The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):
Cashless Settlement Option
☐    to convert 100% of the outstanding principal amount of the Existing Tranche B-3 Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Fifth Amendment Agreement Arranger) into Tranche B-4 Term Loans in a like principal amount.
Post-Closing Settlement Option
☐    to have 100% of the outstanding principal amount of the Existing Tranche B-3 Term Loans held by such Lender prepaid on the Fifth Amendment Effective Date and purchase by assignment the principal amount of Tranche B-4 Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Fifth Amendment Agreement Arranger).
Please note that, regardless of whether you elect the Cashless Settlement Option or the Post-Closing Settlement Option, the Fifth Amendment Agreement Arranger may, in their sole discretion, (i) in the case of the Cashless Settlement Option, elect to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount will be prepaid to each of your funds on the Fifth Amendment Effective Date on a pro rata basis and/or (ii) in the case of the Post-Closing Settlement Option, allocate to you less than 100% of your existing hold, in which case your allocated amount will be allocated to each of your funds on a pro rata basis.
A-1

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.
________________________________________,
as a Lender (type name of the legal entity)
By:
Name:
Title:
If a second signature is necessary:
By:
Name:
Title:
Current Holding Amount of Existing Tranche B-3 Term Loans:
$_____________________

Name of Fund Manager (if any):__________________